UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2010

Annual Report

Legg Mason

Western Asset

New York

Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset New York Municipals Fund

Fund objective

The Fund seeks as high a level of income exempt from federal income tax and New York State and New York City personal income taxes* as is consistent with prudent investing.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to October 5, 2010, the Fund was known as Legg Mason Partners New York Municipals Fund. There was no change in the Fund’s investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset New York Municipals Fund for the twelve-month reporting period ended March 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

Legg Mason Western Asset New York Municipals Fund	III

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy's higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010's PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government's $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

The twelve-month period ended March 31, 2010 was largely characterized by a return to more normal conditions and robust investor risk appetite. This was in sharp contrast to the last three months of 2008 and early 2009, when upheaval in the financial markets, periods of extreme volatility and illiquidity triggered heightened risk aversion and extreme “flights to quality.”

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratev in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest

IV	Legg Mason Western Asset New York Municipals Fund

Investment commentary (cont’d)

rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

Fixed-income market review

In a turnaround from the fourth quarter of 2008 and early 2009, when investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, investor risk aversion abated during the reporting period. Toward the beginning of the period, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence, and risk aversion was replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields remained relatively low, given numerous flights to quality that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.81% and 2.71%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling through the end of February, and then moving upward in March. At the end of the reporting period, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively.

Over the twelve months ended March 31, 2010, longer-term Treasury yields increased more than their shorter-term counterparts. This was largely the result of the Fed repeatedly saying it would keep short-term rates low “for an extended period,” whereas improving economic data triggered fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher.

The municipal bond market outperformed its taxable bond counterpart over the twelve months ended March 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 9.69% and 7.69%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with prudent investing.

We select portfolio holdings primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, at least 80% of the Fund’s assets are invested in “New York municipal securities,” the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes. New York municipal securities include debt obligations issued by the state of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. Interest on New York municipal securities may be subject to the alternative minimum tax (“AMT”).

The Fund will normally invest in securities which, at the time of purchase, have remaining maturities from one to more than thirty years. The Fund focuses on investment grade bonds, but may invest up to 20% of its assets in securities rated below investment grade or, if unrated, securities that we determine to be of comparable quality. Instead of investing directly in particular securities, the Fund may use derivatives that are intended to provide economic exposure to a security, an issuer, an index or basket of securities, or a market — to the extent consistent with its 80% policy.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended March 31, 2010, the fixed-income market largely recovered from the financial crisis in 2008 and returned to more normal conditions. This was the result of a variety of factors, including the aggressive actions taken by the Federal Reserve Board (“Fed”)i, improving economic conditions and increased investor risk appetite.

The yields on two- and ten-year Treasuries began the reporting period at 0.81% and 2.71%, respectively. Treasury yields initially moved higher (and their prices lower) as economic data improved and investor confidence rose. After peaking in early June at 1.42% and 3.98%, respectively, two- and ten-year yields generally declined through the end of February 2010 and then moved higher in March. At the end of the period, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively. Longer-term yields moved higher than their shorter-term counterparts given concerns for future inflation.

In the spring of 2009, conditions in the credit markets improved, there were signs that the economy was stabilizing and corporate profits were often better than expected. Collectively, this caused investor risk aversion to abate, triggering a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was robust demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The spread sectors then continued to rally during most of the remainder of the period. In sharp contrast to calendar year 2008, when Treasuries were the performance leaders, the spread sectors handily outperformed Treasuries during the fiscal year.

Municipal bonds posted solid returns during the reporting period. When the period began, there was continued uncertainty in the municipal market given heightened risk aversion, downgrades of monoline bond insurers, the seizing auction rate preferred market and forced selling by highly leveraged investors into illiquid markets. In addition, there were fears that the recession would negatively impact municipalities, as they would generate less tax revenues.

Although the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during much of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds also increased, as investors were drawn to their attractive yields. All told, municipal bonds generated strong results, with the Barclays Capital Municipal Bond Indexii returning 9.69% for the twelve months ended March 31, 2010. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiii, returned 7.69%.

2	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Fund overview (cont’d)

Despite its continued budgetary challenges, the New York municipal bond market performed in line with the overall tax-exempt market, as the Barclays Capital New York Municipal Bond Indexiv returned 9.66% during the twelve-month reporting period. Demand for New York tax-free bonds remained robust given the state's high tax rate and, we believe, due to investors' anticipation of higher tax rates in the future.

Q. How did we respond to these changing market conditions?

A. A general theme for the Fund throughout the fiscal year was its minimal exposures to State General Obligation bonds (“GOs”) and Local GOs. These securities are typically economically sensitive, in that the issuing municipality repays bondholders from tax revenues. We avoided GOs given declining tax revenues, ongoing budget challenges and the likelihood of further agency rating downgrades.

In contrast, we continued to emphasize essential service revenue bonds and, within this area, we made several tactical adjustments during the reporting period. Specifically, we increased the Fund’s exposure to Special Tax Obligation and gas prepayv securities, as we found them to be attractively valued. Also, we reduced the Fund’s exposure to the Pre-refundedvi sector in order to pursue more attractive opportunities.

The Fund’s durationvii was lengthened during the period, given the steepness of the municipal yield curveviii. This allowed us to capture the incremental yields offered by longer-maturity securities. The Fund had a small position in U.S. Treasury futures during portions of the reporting period which modestly contributed to the Fund’s performance.

Performance review

For the twelve months ended March 31, 2010, Class A shares of Legg Mason Western Asset New York Municipals Fund, excluding sales charges, returned 9.96%. The Fund’s unmanaged benchmark, the Barclays Capital New York Municipal Bond Index, returned 9.66% for the same period. The Lipper New York Municipal Debt Funds Category Average1 returned 13.92% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of March 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset New York Municipals Fund:
Class A	0.85%	9.96%
Class B	0.54%	9.32%
Class C	0.57%	9.35%
Class I	0.91%	10.12%
Barclays Capital New York Municipal Bond Index	0.57%	9.66%
Lipper New York Municipal Debt Funds Category Average[1]	0.40%	13.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2010 for Class A, B, C and I shares were 3.88%, 3.42%, 3.48% and 4.16%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 3.88%, 3.42%, 3.48% and 4.16%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated July 29, 2009, as amended November 25, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.69%, 1.24%, 1.26% and 0.53%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 94 funds for the six-month period and among the 90 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	3

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to the Industrial Revenue sector. This overweight enhanced the Fund’s performance as this sector was the strongest performing sector within the benchmark for the period.

The Fund’s longer duration than that of the benchmark was also a significant contributor. This duration strategy positively impacted performance as municipal yields declined over the period. The Fund’s yield curve positioning was also beneficial. In particular, the Fund was rewarded for its underweight to securities with maturities of ten years and less and its overweight to securities with twenty- to thirty-year maturities, as longer-term rates fell more than their shorter-term counterparts.

The Fund's overweight to the Health Care sector also contributed to performance. In particular, we emphasized securities in the Hospitals sub-sector. Health Care spreads had moved to all-time wide levels following the 2008 credit crisis. In addition, the sector was negatively impacted by the uncertainties related to health care reform. The sector rallied during the period as risk aversion abated and investors were drawn to its attractive valuations. Further supporting the Hospitals sub-sector was improved sentiment given the outcome of the health care reform bill. With more people eventually being insured, it was felt that hospitals would incur less losses associated with uninsured patients and this would have a positive impact on the municipal debt issued by hospitals.

Elsewhere, an out-of-benchmark allocation to Puerto Rico enhanced the Fund's results. Puerto Rico municipal securities outperformed the benchmark during the reporting period.

Q. What were the leading detractors from performance?

A. Looking at the fiscal year as a whole, the Fund’s portfolio had an overall higher credit quality than that of the benchmark. This quality bias was the largest detractor from relative performance because lower-quality issues outperformed their higher-quality counterparts during the period. In particular, not having any exposure to the low-quality Tobacco and Airlines sectors was a drag on results as these sectors generated strong performance.

Thank you for your investment in Legg Mason Western Asset New York Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 20, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Lower-rated, high-yielding bonds are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays Capital New York Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

[v]

Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represent the composition of the Fund’s investments as of March 31, 2010 and March 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2009 and held for the six months ended March 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.85%	$1,000.00	$1,008.50	0.70%	$3.51
Class B	0.54	1,000.00	1,005.40	1.31	6.55
Class C	0.57	1,000.00	1,005.70	1.26	6.30
Class I	0.91	1,000.00	1,009.10	0.58	2.91

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.44	0.70%	$3.53
Class B	5.00	1,000.00	1,018.40	1.31	6.59
Class C	5.00	1,000.00	1,018.65	1.26	6.34
Class I	5.00	1,000.00	1,022.04	0.58	2.92

[1]	For the six months ended March 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/10	9.96%	9.32%	9.35%	10.12%
Five Years Ended 3/31/10	4.93	4.34	4.33	5.08
Ten Years Ended 3/31/10	5.27	4.81	4.67	N/A
Inception* through 3/31/10	6.14	5.70	4.92	4.84

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 3/31/10	5.30%	4.82%	8.35%	10.12%
Five Years Ended 3/31/10	4.02	4.17	4.33	5.08
Ten Years Ended 3/31/10	4.81	4.81	4.67	N/A
Inception* through 3/31/10	5.94	5.70	4.92	4.84

Cumulative total returns
Without sales charges[1]
Class A (3/31/00 through 3/31/10)	67.08%
Class B (3/31/00 through 3/31/10)	60.01
Class C (3/31/00 through 3/31/10)	57.77
Class I (Inception date of 1/4/01 through 3/31/10)	54.71

Historical performance

Value of $10,000 invested

Class A, B and C Shares of Legg Mason Western Asset New York Municipals Fund vs. Barclays Capital New York Municipal Bond Index and Lipper New York Municipal Debt Funds Category Average† — March 2000 - March 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Western Asset New York Municipals Fund on March 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2010. The Barclays Capital New York Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	7

Schedule of investments

March 31, 2010

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.8%
Education — 16.4%
Amherst, NY, IDA, Civic Facilities Revenue:
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.125%	8/1/20	$1,000,000	$1,020,860
University of Buffalo Foundation, Faculty-Student Housing, AMBAC	5.250%	8/1/31	3,615,000	3,587,237
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue:
Refunding, Bard College	5.000%	8/1/19	1,000,000	1,031,450
Refunding, Bard College	5.000%	8/1/46	2,500,000	2,300,550
Erie County, NY, Industrial Development Agency, School Facility Revenue, Buffalo City School District	5.000%	5/1/31	17,685,000	18,297,078
Madison County, NY, IDA, Civic Facilities Revenue, Colgate University Project	5.000%	7/1/23	2,250,000	2,344,590
New York City, NY, Trust Cultural Resource Revenue:
AMBAC, Museum of Modern Art	5.000%	4/1/23	3,100,000	3,169,905
AMBAC, Museum of Modern Art	5.125%	7/1/31	9,000,000	9,163,800
New York State Dormitory Authority Revenue	7.500%	5/15/11	291,000	309,467
New York State Dormitory Authority Revenue:
4201 School Program	5.000%	7/1/18	1,000,000	1,011,640
City University of New York, Consolidated Second General Resolution, AMBAC-TCRS	5.750%	7/1/18	3,000,000	3,403,740
City University Systems, AGM	6.000%	7/1/14	5,950,000	6,433,914
City University Systems, FGIC-TCRS	5.625%	7/1/16	5,825,000	6,485,671
Department of Education	5.000%	7/1/24	2,000,000	2,039,580
New School University, NATL	5.000%	7/1/29	5,000,000	5,058,200
New York University	5.000%	7/1/38	10,000,000	10,410,100
New York University, AMBAC	5.000%	7/1/32	8,000,000	8,385,120
New York University, NATL	5.750%	7/1/15	1,000,000	1,169,770
New York University, NATL	5.750%	7/1/27	6,300,000	7,411,698
Non-State Supported Debt, Brooklyn Law School	5.750%	7/1/33	1,750,000	1,810,638
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.100%	2/15/26	2,400,000	2,558,784
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.200%	2/15/41	4,525,000	4,647,673
Non-State Supported Debt, Manhattan Marymount	5.250%	7/1/29	2,140,000	2,146,035
Non-State Supported Debt, University of New York, AMBAC	5.000%	7/1/37	5,000,000	5,187,000
State University Adult Facilities, AGM	5.750%	5/15/17	1,070,000	1,226,102
Teachers College, NATL	5.000%	7/1/22	3,000,000	3,079,560
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.000%	7/1/39	7,250,000	7,378,252
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/31	10,000,000	10,441,400
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	12/15/35	12,435,000	12,869,976
New York State Municipal Bond Bank Agency, Special School Purpose Revenue, State Aid Withholding	5.250%	12/1/21	1,700,000	1,776,109
Rensselaer County, NY, IDA, Civic Facilities Revenue:
Polytechnic Institute Dormitory Project	5.125%	8/1/27	5,820,000	5,860,682
Polytechnic Institute Dormitory Project	5.125%	8/1/29	5,430,000	5,456,064
Schenectady, NY, Industrial Development Agency, Civic Facilities Revenue, Union College Project, AMBAC	5.000%	7/1/22	1,725,000	1,788,566
Total Education				159,261,211

See Notes to Financial Statements.

8	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

March 31, 2010

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 12.2%
East Rochester, NY, Housing Authority Revenue, North Park Nursing Home, GNMA-Collateralized	5.200%	10/20/24	$1,620,000	$1,667,126
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	10,000,000	9,337,100
New York City Health & Hospital Corp. Revenue:
Health System, AGM	5.000%	2/15/22	1,110,000	1,134,631
Health System, AGM	5.125%	2/15/23	3,750,000	3,841,537
Health System, AMBAC	5.000%	2/15/20	3,000,000	3,002,340
New York State Dormitory Authority Revenue:
Bonds, FHA, Menorah Campus Nursing Home	6.100%	2/1/37	1,500,000	1,524,300
Municipal Health Facilities	5.000%	1/15/28	7,000,000	7,153,230
Municipal Health Facilities	5.000%	1/15/32	25,000,000	25,126,000
New York and Presbyterian Hospital, AGM, FHA	5.000%	8/15/36	17,500,000	17,655,750
New York University Hospitals Center	5.000%	7/1/26	10,000,000	9,446,300
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/22	2,500,000	2,608,275
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/24	2,000,000	2,058,540
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.250%	5/1/30	8,750,000	8,882,125
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/33	3,000,000	3,066,480
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/37	13,000,000	13,234,390
North Shore University Hospital, NATL	5.500%	11/1/14	2,500,000	2,727,025
Park Ridge Housing Inc., FNMA	6.375%	8/1/20	1,000,000	1,021,290
Park Ridge Housing Inc., FNMA	6.500%	8/1/25	1,470,000	1,499,327
State Supported Debt Mental Health Services Facilities Improvement, AGM	5.250%	8/15/30	70,000	70,317
United Cerebral Palsy, AMBAC	5.125%	7/1/21	1,500,000	1,534,185
New York State Medical Care Facilities, Hospital & Nursing Home Insured Mortgage, FHA	7.000%	8/15/32	790,000	790,229
Syracuse, NY, Industrial Development Agency Revenue, Refunding, James Square Association, FHA	7.000%	8/1/25	1,250,000	1,250,950
Total Health Care				118,631,447
Housing — 8.4%
New York City, NY, HDC:
Cadman Project, FHA	6.500%	11/15/18	936,443	990,045
Kelly Project	6.500%	2/15/18	743,821	783,430
New York City, NY, HDC, MFH Rental Revenue, Seaview Towers	4.600%	7/15/26	8,275,000	7,998,201	(a)
New York City, NY, HDC, MFH Revenue	4.600%	11/1/26	6,250,000	5,911,375	(a)
New York City, NY, HDC, MFH Revenue	4.950%	11/1/39	10,000,000	10,035,900
New York City, NY, HDC, MFH Revenue	4.700%	11/1/40	5,000,000	4,436,100	(a)
New York City, NY, HDC, MFH Revenue	5.150%	11/1/45	1,630,000	1,635,803
New York State Housing Finance Agency:
Affordable Housing Revenue	5.000%	11/1/40	4,500,000	4,509,585
Affordable Housing Revenue	5.200%	11/1/45	2,500,000	2,512,475
New York State Housing Finance Agency Revenue	5.250%	11/1/41	2,000,000	2,024,380
New York State Housing Finance Agency Revenue:
Affordable Housing	4.800%	11/1/34	4,450,000	4,467,088
Affordable Housing	4.850%	11/1/41	8,500,000	8,351,335

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	9

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing — continued
New York State Mortgage Agency Revenue:
Homeowner Mortgage	5.350%	10/1/18	$9,200,000	$9,211,224	(a)
Homeowner Mortgage	4.750%	10/1/22	2,145,000	2,161,474	(a)
Homeowner Mortgage	5.800%	10/1/28	145,000	145,503	(a)
Homeowner Mortgage	5.200%	10/1/32	4,000,000	3,871,240	(a)
Homeowner Mortgage	5.350%	10/1/33	8,250,000	8,505,172
Homeowner Mortgage	6.600%	10/1/38	3,700,000	4,035,849
Rensselaer Housing Authority, MFH Mortgage Revenue, Rensselaer Elderly Apartments	7.750%	1/1/11	215,000	215,236
Total Housing				81,801,415
Industrial Revenue — 5.3%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	7,150,000	7,230,437
Goldman Sachs Headquarters	5.500%	10/1/37	30,000,000	30,731,100
Monroe County, NY, IDA Revenue, Public Improvement, Canal Ponds Park	7.000%	6/15/13	230,000	230,580
New York State Environmental Facilities Corp.:
Clean Water & Drinking Revolving Funds	5.250%	4/15/17	965,000	966,448
Clean Water & Drinking Revolving Funds	5.250%	10/15/17	2,490,000	2,493,735
Clean Water & Drinking Revolving Funds	5.250%	4/15/18	1,340,000	1,341,916
Clean Water & Drinking Revolving Funds	5.250%	10/15/18	1,880,000	1,882,688
New York State Environmental Facilities Corp., PCR, Unrefunded Balance, State Water Revolving Fund, GIC-Societe Generale	7.250%	6/15/10	150,000	150,455
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities, Finance Authority Revenue, American Airlines Inc.	6.450%	12/1/25	1,710,000	1,406,851
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	5,000,000	5,434,000
Total Industrial Revenue				51,868,210
Leasing — 4.5%
New York State Dormitory Authority Revenue:
City University Systems	7.500%	7/1/10	495,000	502,712
City University Systems, Third Generation, FGIC	5.250%	7/1/25	16,925,000	16,934,308
School District Financing Program, NATL	5.750%	10/1/17	1,500,000	1,602,195
State University Educational Facilities	5.250%	5/15/13	2,030,000	2,199,972
State University Educational Facilities, AGM	5.875%	5/15/17	12,110,000	14,059,468
State University Educational Facilities, FGIC	5.250%	5/15/19	5,000,000	5,270,600
New York State Urban Development Corp. Revenue, State Facilities	5.700%	4/1/20	3,000,000	3,336,420
Total Leasing				43,905,675
Local General Obligation — 3.9%
New York, NY, GO	5.000%	8/1/26	21,000,000	22,150,590
New York, NY, GO	5.000%	8/1/27	10,000,000	10,579,500
New York, NY, GO	5.000%	8/1/28	3,000,000	3,157,320
New York, NY, GO, Unrefunded Balance	5.750%	8/1/14	320,000	327,683
Taconic Hills, NY, School District at Craryville:
FGIC, State Aid Withholding	5.000%	6/15/25	1,420,000	1,443,459
FGIC, State Aid Withholding	5.000%	6/15/26	700,000	712,005
Total Local General Obligation				38,370,557
Other — 7.9%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	20,000,000	20,593,000

See Notes to Financial Statements.

10	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

March 31, 2010

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Other — continued
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/38	$25,000,000	$25,921,750
New York City, NY, TFA, Building Aid Revenue, St. Aid Withholding	5.250%	1/15/39	27,000,000	28,432,890
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,750,000	1,802,255
Total Other				76,749,895
Power — 6.9%
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	10,000,000	11,177,600
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Co. Project, RIBS	12.430%	5/5/10	3,000,000	2,998,680	(a)(b)(f)
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	12,000,000	10,530,240	(a)
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	42,500,000	41,988,300
Total Power				66,694,820
Pre-Refunded/Escrowed to Maturity — 13.4%
Albany, NY Industrial Development Agency, Civic Facility Revenue, St. Rose Project, AMBAC	5.375%	7/1/31	2,755,000	2,948,732	(c)
Albany, NY Parking Authority Revenue	5.625%	7/15/25	415,000	443,788	(c)
MTA:
Dedicated Tax Fund, AGM	5.125%	4/1/19	2,290,000	2,637,027	(c)
Dedicated Tax Fund, AGM	5.250%	4/1/23	4,500,000	5,206,185	(c)
New York Services Contract Transportation Facilities	5.750%	7/1/13	2,355,000	2,512,196	(d)
New York Services Contract Transportation Facilities, NATL/IBC	5.500%	7/1/17	1,000,000	1,179,990	(d)
MTA of New York, Dedicated Tax Fund, FGIC	5.250%	11/15/23	11,000,000	11,813,670	(c)
New York City, NY, GO	5.750%	8/1/14	2,130,000	2,188,596	(c)
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	6.000%	6/15/33	1,565,000	1,597,834	(c)
Water & Sewer System Revenue, AGM	5.000%	6/15/29	2,750,000	2,775,217	(c)
New York City, NY, TFA Revenue	5.500%	11/1/29	10,000,000	10,136,700	(c)
New York State Dormitory Authority Revenue	7.500%	5/15/11	179,000	180,371	(c)
New York State Dormitory Authority Revenue:
City University Systems 4th Generation	5.250%	7/1/31	6,000,000	6,353,040	(c)
Court Facilities City of New York Issue	6.000%	5/15/39	5,000,000	5,081,050	(c)
Court Facilities City of New York Issue, AMBAC	5.750%	5/15/30	3,000,000	3,047,820	(c)
Mental Health Services Facilities, AGM	5.250%	8/15/30	2,320,000	2,361,435	(c)
State Supported Debt, Mental Health Services Facilities Improvement, AGM	5.250%	8/15/30	30,000	30,536	(c)
State University Dormitory Facility, FGIC	5.500%	7/1/26	1,000,000	1,061,920	(c)
State University Dormitory Facility, FGIC	5.500%	7/1/27	1,000,000	1,061,920	(c)
State University Dormitory Facility, FGIC	5.100%	7/1/31	12,000,000	12,683,880	(c)
State University Educational Facility, AGM	5.500%	5/15/30	5,000,000	5,078,350	(c)
State University Educational Facility, FGIC	5.000%	5/15/27	12,750,000	13,989,810	(c)
State University Educational Facility, NATL	5.000%	5/15/16	7,030,000	7,066,064
New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds	5.000%	6/15/16	4,980,000	4,986,872	(d)
New York State Thruway Authority:
Highway & Bridge Toll Revenue Fund	5.500%	4/1/18	4,000,000	4,040,000	(c)
Highway & Bridge Toll Revenue Fund, FGIC	5.000%	4/1/19	3,410,000	3,599,221	(c)
Highway & Bridge Toll Revenue Fund, FGIC	5.000%	4/1/20	2,000,000	2,110,980	(c)

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	11

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — continued
Highway & Bridge Toll Revenue Fund, FGIC	5.000%	4/1/21	$2,500,000	$2,638,725	(c)
Puerto Rico Public Financial Corp.	5.500%	8/1/29	3,740,000	4,034,862	(c)
Schenectady, NY, IDA, Civic Facilities Revenue, Union College Project, AMBAC	5.625%	7/1/31	2,390,000	2,589,183	(c)
Triborough Bridge & Tunnel Authority	5.375%	1/1/19	4,200,000	4,895,058	(c)
Total Pre-Refunded/Escrowed to Maturity				130,331,032
Solid Waste/Resource Recovery — 0.2%
Essex County, NY, Industrial Development Agency Revenue, Solid Waste, International Paper Co. Project	6.150%	4/1/21	1,065,000	1,067,045	(a)
North Country, NY, Development Authority, Solid Waste Management System Revenue, Refunding, AGM	6.000%	5/15/15	880,000	962,597
Total Solid Waste/Resource Recovery				2,029,642
Special Tax Obligation — 7.9%
New York State Dormitory Authority, Personal Income Tax Revenue	5.000%	3/15/37	4,000,000	4,148,440
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/23	2,630,000	2,846,423
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	2/15/39	15,875,000	16,673,671
New York State Local Assistance Corp.:
Refunded	6.000%	4/1/14	2,215,000	2,499,029
Refunded	5.500%	4/1/17	3,000,000	3,471,090
New York State Thruway Authority, Second General Highway & Bridge Trust Fund	5.000%	4/1/18	2,500,000	2,789,650
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	10,000,000	10,629,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	12,000,000	12,328,920
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	20,000,000	21,335,600
Total Special Tax Obligation				76,721,923
State General Obligation — 0.1%
Puerto Rico Commonwealth, GO, Refunding, Public Improvement, NATL	5.500%	7/1/16	1,250,000	1,343,225
Transportation — 5.9%
Albany, NY, Parking Authority Revenue	5.625%	7/15/25	335,000	358,410
MTA, New York Revenue:
NATL	5.000%	11/15/35	10,000,000	10,101,700
Refunding, AGM	5.000%	11/15/30	22,590,000	23,205,352
MTA, New York Service Contract, Refunding, AMBAC	5.000%	7/1/30	7,150,000	7,317,953
Port Authority of New York & New Jersey, Construction 149th, AMBAC	5.000%	11/15/27	10,000,000	10,758,700
Triborough Bridge & Tunnel Authority, NATL/IBC	5.250%	11/15/30	5,200,000	5,435,716
Total Transportation				57,177,831
Water & Sewer — 5.8%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty	5.125%	7/1/47	7,250,000	7,207,587
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	5.250%	6/15/25	5,000,000	5,186,550
Water & Sewer System Revenue	5.000%	6/15/38	10,000,000	10,303,700
Water & Sewer System Revenue	5.000%	6/15/39	7,000,000	7,255,290
Water & Sewer System Revenue	5.750%	6/15/40	15,000,000	16,806,150
Water & Sewer System Revenue, Unrefunded Balance	6.000%	6/15/33	990,000	1,009,731
New York State Environmental Facilities Corp.:
Clean Water & Drinking Revolving Funds	5.000%	6/15/32	8,500,000	8,790,445

See Notes to Financial Statements.

12	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Schedule of investments (cont’d)

March 31, 2010

Legg Mason Western Asset New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
State Water Revolving Fund	7.500%	6/15/12	$40,000	$40,035
Total Water & Sewer				56,599,488
Total Investments before Short-Term Investments (Cost — $909,781,284)				961,486,371
Short-Term Investments — 4.0%
Education — 0.1%
New York State Dormitory Authority Revenue, Non-State Supported Debt, Rockefeller University, SPA-JPMorgan Chase	0.290%	4/1/10	600,000	600,000	(e)
General Obligation — 3.2%
Commonwealth of Puerto Rico, GO:
Public Improvements, AGM, LOC-Wells Fargo Bank	0.240%	4/1/10	530,000	530,000	(e)
Public Improvements, AGM, SPA-Dexia Bank	0.330%	4/1/10	100,000	100,000	(e)
Public Improvements, SPA-Dexia Credit Local	0.240%	4/1/10	9,300,000	9,300,000	(e)
New York City, NY, GO:
AGM, SPA-State Street Bank & Trust Co.	0.340%	4/1/10	1,000,000	1,000,000	(e)
LIQ-Dexia Credit Local	0.350%	4/1/10	400,000	400,000	(e)
LOC-Dexia Credit Local	0.290%	4/1/10	300,000	300,000	(e)
LOC-Landesbank Hessen-Thuringen	0.360%	4/1/10	1,100,000	1,100,000	(e)
LOC-U.S. Bank N.A.	0.280%	4/1/10	2,900,000	2,900,000	(e)
SPA-JPMorgan Chase	0.350%	4/1/10	3,700,000	3,700,000	(e)
SPA-Wachovia Bank N.A.	0.250%	4/1/10	9,800,000	9,800,000	(e)
Subordinated, NATL, SPA-Wachovia Bank N.A.	0.350%	4/1/10	500,000	500,000	(e)
New York, NY, GO, AGM	0.340%	4/1/10	1,200,000	1,200,000	(e)
Puerto Rico Commonwealth, GO:
LOC-Wachovia Bank N.A.	0.230%	4/1/10	800,000	800,000	(e)
Public Improvement, AGM, SPA-Dexia Credit Local	0.330%	4/1/10	100,000	100,000	(e)
Total General Obligation				31,730,000
Housing: Multi-Family — 0.1%
New York State Housing Finance Agency Revenue, Tribeca Green Housing LLC, LOC-Landesbank Hessen-Thuringen	0.240%	4/7/10	1,600,000	1,600,000	(e)
Transportation — 0.1%
MTA, NY, Revenue, Transportation, LOC-Landesbank Hessen-Thuringen	0.360%	4/1/10	1,000,000	1,000,000	(e)
Water & Sewer — 0.5%
New York City, NY, MFA, Water & Sewer System Revenue, SPA-Fortis Bank S.A.	0.250%	4/1/10	2,700,000	2,700,000	(e)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
SPA-Bank of America N.A.	0.250%	4/1/10	1,500,000	1,500,000	(e)
SPA-Landesbank Hessen-Thuringen	0.350%	4/1/10	400,000	400,000	(e)
Total Water & Sewer				4,600,000
Total Short-Term Investments (Cost — $39,530,000)				39,530,000
Total Investments — 102.8% (Cost — $949,311,284#)				1,001,016,371
Liabilities in Excess of Other Assets — (2.8)%				(27,722,024)
Total Net Assets — 100.0%				$973,294,347

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	13

Legg Mason Western Asset New York Municipals Fund

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(f)	Residual interest bonds — coupon varies inversely with level of short-term tax-exempt interest rates.

#	Aggregate cost for federal income tax purposes is $948,063,765.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GIC	— Guaranteed Investment Contract
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility — Insured Bonds
LOC	— Letter of Credit — Insured Bonds
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
RIBS	— Residual Interest Bonds
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

Ratings table† (unaudited)
S&P/Moody’s/Fitch‡
AAA/Aaa	25.9%
AA/Aa	42.6
A	14.3
BBB/Baa	8.8
CCC/Caa	0.1
A-1/VMIG1/F1/SP-1	4.0
NR	4.3
100.0%

†	As a percentage of total investments.

‡	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 14 and 15 for definitions of ratings.

See Notes to Financial Statements.

14	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	15

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC” “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

16	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Statement of assets and liabilities

March 31, 2010

Assets:
Investments, at value (Cost — $949,311,284)	$1,001,016,371
Cash	26,084
Interest receivable	14,532,289
Receivable for Fund shares sold	2,355,765
Receivable for securities sold	125,000
Prepaid expenses	40,964
Total Assets	1,018,096,473

Liabilities:
Payable for securities purchased	41,551,400
Payable for Fund shares repurchased	2,087,068
Investment management fee payable	411,612
Distributions payable	290,852
Distribution fees payable	187,037
Payable to broker — variation margin on open futures contracts	138,775
Trustees’ fees payable	22,483
Accrued expenses	112,899
Total Liabilities	44,802,126
Total Net Assets	$973,294,347

Net Assets:
Par value (Note 7)	$716
Paid-in capital in excess of par value	930,805,154
Undistributed net investment income	784,131
Accumulated net realized loss on investments and futures contracts	(9,861,966)
Net unrealized appreciation on investments and futures contracts	51,566,312
Total Net Assets	$973,294,347

Shares Outstanding:
Class A	57,638,068
Class B	1,617,014
Class C	9,366,807
Class I	2,960,857

Net Asset Value:
Class A (and redemption price)	$13.60
Class B*	$13.60
Class C*	$13.59
Class I (and redemption price)	$13.59
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.20

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	17

Statement of operations

For the Year Ended March 31, 2010

Investment Income:
Interest	$43,778,180

Expenses:
Investment management fee (Note 2)	4,408,619
Distribution fees (Notes 2 and 5)	1,994,975
Transfer agent fees (Note 5)	232,069
Shareholder reports (Note 5)	84,738
Legal fees	78,486
Registration fees	55,821
Audit and tax	29,100
Insurance	20,641
Custody fees	4,567
Trustees’ fees	672
Miscellaneous expenses	1,849
Total Expenses	6,911,537
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(401)
Net Expenses	6,911,136
Net Investment Income	36,867,044

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	3,240,720
Futures contracts	1,252,525
Net Realized Gain	4,493,245
Change in Net Unrealized Appreciation/Depreciation From:
Investments	38,427,612
Futures contracts	516,090
Change in Net Unrealized Appreciation/Depreciation	38,943,702
Net Gain on Investments and Futures Contracts	43,436,947
Increase in Net Assets from Operations	$80,303,991

See Notes to Financial Statements.

18	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended March 31,	2010	2009

Operations:
Net investment income	$36,867,044	$32,632,355
Net realized gain	4,493,245	3,743,102
Change in net unrealized appreciation/depreciation	38,943,702	(18,403,329)
Increase in Net Assets From Operations	80,303,991	17,972,128

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(36,475,237)	(32,299,919)
Decrease in Net Assets from Distributions to Shareholders	(36,475,237)	(32,299,919)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	318,427,687	210,834,334
Reinvestment of distributions	32,359,009	25,612,154
Cost of shares repurchased	(176,152,636)	(193,403,395)
Increase in Net Assets From Fund Share Transactions	174,634,060	43,043,093
Increase in Net Assets	218,462,814	28,715,302

Net Assets:
Beginning of year	754,831,533	726,116,231
End of year*	$973,294,347	$754,831,533
* Includes undistributed net investment income of:	$784,131	$432,104

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.90	$13.11	$13.19	$13.14	$13.28

Income (loss) from operations:
Net investment income	0.57	0.58	0.57	0.58	0.57
Net realized and unrealized gain (loss)	0.69	(0.22)	(0.08)	0.05	(0.14)
Total income from operations	1.26	0.36	0.49	0.63	0.43

Less distributions from:
Net investment income	(0.56)	(0.57)	(0.57)	(0.58)	(0.57)
Total distributions	(0.56)	(0.57)	(0.57)	(0.58)	(0.57)

Net asset value, end of year	$13.60	$12.90	$13.11	$13.19	$13.14
Total return[2]	9.96%	2.89%	3.79%	4.86%	3.29%

Net assets, end of year (millions)	$784	$640	$631	$663	$527

Ratios to average net assets:
Gross expenses	0.70%	0.68%	0.72%	0.69%[3]	0.70%
Net expenses	0.70	0.68 [4,5]	0.67 [4,5,6]	0.67 [3,4,5,7]	0.67 [4,7]
Net investment income	4.26	4.50	4.36	4.40	4.36

Portfolio turnover rate	15%	31%	21%	7%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.66%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit annual operating expenses to 0.68% for Class A shares until August 1, 2008.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 0.85%.

[8]	Amount represents less than 0.50%.

See Notes to Financial Statements.

20	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class B Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.90	$13.11	$13.19	$13.14	$13.28

Income (loss) from operations:
Net investment income	0.49	0.51	0.50	0.51	0.50
Net realized and unrealized gain (loss)	0.70	(0.22)	(0.09)	0.05	(0.15)
Total income from operations	1.19	0.29	0.41	0.56	0.35

Less distributions from:
Net investment income	(0.49)	(0.50)	(0.49)	(0.51)	(0.49)
Total distributions	(0.49)	(0.50)	(0.49)	(0.51)	(0.49)

Net asset value, end of year	$13.60	$12.90	$13.11	$13.19	$13.14
Total return[2]	9.32%	2.35%	3.18%	4.32%	2.71%

Net assets, end of year (millions)	$22	$30	$42	$56	$71

Ratios to average net assets:
Gross expenses	1.29%	1.22%	1.26%	1.21%[3]	1.23%
Net expenses	1.29	1.22	1.26 [4]	1.20 [3,5,6]	1.23 [5,6]
Net investment income	3.69	3.96	3.77	3.89	3.80

Portfolio turnover rate	15%	31%	21%	7%	0%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.20% and 1.19%, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares did not exceed 1.35%.

[7]	Amount represents less than 0.50%.

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.89	$13.10	$13.18	$13.13	$13.27

Income (loss) from operations:
Net investment income	0.49	0.50	0.49	0.50	0.50
Net realized and unrealized gain (loss)	0.70	(0.21)	(0.08)	0.05	(0.15)
Total income from operations	1.19	0.29	0.41	0.55	0.35

Less distributions from:
Net investment income	(0.49)	(0.50)	(0.49)	(0.50)	(0.49)
Total distributions	(0.49)	(0.50)	(0.49)	(0.50)	(0.49)

Net asset value, end of year	$13.59	$12.89	$13.10	$13.18	$13.13
Total return[2]	9.35%	2.31%	3.16%	4.27%	2.69%

Net assets, end of year (millions)	$127	$75	$48	$39	$37

Ratios to average net assets:
Gross expenses	1.26%	1.24%	1.28%	1.25%[3]	1.26%
Net expenses	1.26	1.24	1.28 [4]	1.24 [3,5,6]	1.26 [5,6]
Net investment income	3.69	3.95	3.74	3.84	3.77

Portfolio turnover rate	15%	31%	21%	7%	0%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.24% and 1.23%, respectively.

[4]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 1.40%.

[7]	Amount represents less than 0.50%.

See Notes to Financial Statements.

22	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.89	$13.10	$13.18	$13.14	$13.27

Income (loss) from operations:
Net investment income	0.59	0.60	0.59	0.60	0.59
Net realized and unrealized gain (loss)	0.69	(0.22)	(0.08)	0.04	(0.14)
Total income from operations	1.28	0.38	0.51	0.64	0.45

Less distributions from:
Net investment income	(0.58)	(0.59)	(0.59)	(0.60)	(0.58)
Total distributions	(0.58)	(0.59)	(0.59)	(0.60)	(0.58)

Net asset value, end of year	$13.59	$12.89	$13.10	$13.18	$13.14
Total return[2]	10.12%	3.05%	3.94%	4.93%	3.52%

Net assets, end of year (millions)	$40	$10	$5	$4	$4

Ratios to average net assets:
Gross expenses	0.57%	0.53%	0.56%	0.53%[3]	0.53%
Net expenses[4]	0.57 [5]	0.52 [6]	0.52 [6,7]	0.53 [3,6,8]	0.53 [8]
Net investment income	4.40	4.66	4.49	4.55	4.51

Portfolio turnover rate	15%	31%	21%	7%	0%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.52%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

[6]	Effective March 2, 2007, management contractually agreed to waive fees and/or reimburse expenses to limit annual operating expenses to 0.52% for Class I shares until August 1, 2008.

[7]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.70%.

[9]	Amount represents less than 0.50%.

See Notes to Financial Statements.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset New York Municipals Fund (formerly known as Legg Mason Partners New York Municipals Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$961,486,371	—	$961,486,371
Short-term investments†	—	39,530,000	—	39,530,000
Total investments	—	$1,001,016,371	—	$1,001,016,371
Other Financial Instruments:
Futures contracts	$(138,775)	—	—	$(138,775)
Total	$(138,775)	$1,001,016,371	—	$1,000,877,596

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

24	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(39,780)	$39,780

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	25

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended March 31, 2010, LMPFA reimbursed the Fund for expenses amounting to $401.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2010, LMIS and its affiliates received sales charges of approximately $221,000 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$13,000	$35,000	$25,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2010, the Fund had accrued $11,591 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$340,529,470
Sales	124,816,637

26	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$57,606,564
Gross unrealized depreciation	(4,653,958)
Net unrealized appreciation	$52,952,606

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 30-Year Bonds	700	6/10	$81,148,725	81,287,500	$(138,775)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2010.

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures Contracts[2]	$138,775	—	$138,775

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures contracts	$1,252,525	—	$1,252,525

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Other Contracts Risk	Total
Futures contracts	$516,090	—	$516,090

During the year ended March 31, 2010, the Fund had an average market value of $10,987,716 in futures contracts (to sell).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	27

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$1,094,400	$166,205	$21,590
Class B	170,885	24,661	3,297
Class C	729,690	32,441	2,444
Class I	—	8,762	77
Total	$1,994,975	$232,069	$27,408

*	For the period April 1, 2009 through September 9, 2009. Subsequent to September 9, 2009, these expenses were accrued as common fund expenses.

For the year ended March 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$401
Total	$401

6. Distributions to shareholders by class

	Year Ended March 31, 2010	Year Ended March 31, 2009
Net Investment Income:
Class A	$30,769,009	$28,203,060
Class B	957,781	1,406,632
Class C	3,807,610	2,387,021
Class I	940,837	303,206
Total	$36,475,237	$32,299,919

7. Shares of beneficial interest

At March 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	16,059,117	$214,718,579	12,517,095	$161,059,633
Shares issued on reinvestment	2,067,877	27,730,214	1,766,447	22,544,409
Shares repurchased	(10,046,787)	(134,696,167)	(12,863,872)	(162,410,552)
Net increase	8,080,207	$107,752,626	1,419,670	$21,193,490

28	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class B
Shares sold	329,218	$4,407,057	280,007	$3,587,025
Shares issued on reinvestment	65,792	880,429	90,207	1,152,391
Shares repurchased	(1,127,131)	(15,053,933)	(1,255,472)	(16,058,000)
Net decrease	(732,121)	$(9,766,447)	(885,258)	$(11,318,584)

Class C
Shares sold	4,635,401	$61,975,236	3,012,393	$38,556,253
Shares issued on reinvestment	226,238	3,034,693	135,103	1,721,093
Shares repurchased	(1,302,290)	(17,485,747)	(975,951)	(12,262,192)
Net increase	3,559,349	$47,524,182	2,171,545	$28,015,154

Class I
Shares sold	2,775,209	$37,326,815	596,880	$7,631,423
Shares issued on reinvestment	53,124	713,673	15,298	194,261
Shares repurchased	(664,098)	(8,916,789)	(207,935)	(2,672,651)
Net increase	2,164,235	$29,123,699	404,243	$5,153,033

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 4/30/2010	$0.051788	$0.044714	$0.045113	$0.053477

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2010	2009

Distributions Paid From:
Tax-exempt income	$36,475,237	$32,217,678
Ordinary income	—	82,241
Total distributions paid	$36,475,237	$32,299,919

As of March 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$559,835
Undistributed ordinary income — net	290,111
Total undistributed earnings	$849,946
Capital loss carryforward*	(11,248,261)
Other book/tax temporary differences(a)	72,961
Unrealized appreciation/(depreciation)(b)	52,813,831
Total accumulated earnings/(losses) — net	$42,488,477

*	During the taxable year ended March 31, 2010, the Fund utilized $1,198,369 of its capital loss carryover available from prior years.

As of March 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2013	$(11,231,326)
3/31/2014	(16,935)
$(11,248,261)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	29

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of profits to Citigroup, plus interest. These amounts will be disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. All other amounts not previously distributed were retained by the U.S. Treasury. The disbursements are expected to be received by the Custodian for the Affected Funds on or about May 25, 2010 and these amounts were reflected in the net asset value of the Affected Funds’ shares as of May 13, 2010.

30	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Notes to financial statements (cont’d)

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit

Legg Mason Western Asset New York Municipals Fund 2010 Annual Report	31

issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (known as Western Asset New York Tax Free Money Market Fund effective May 31, 2010, prior to May 31, 2010, the Fund is known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral arguments took place on May 4, 2010. The parties are awaiting a decision.

32	Legg Mason Western Asset New York Municipals Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset New York Municipals Fund (formerly Legg Mason Partners New York Municipals Fund), a series of Legg Mason Partners Income Trust, as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset New York Municipals Fund as of March 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 17, 2010

Legg Mason Western Asset New York Municipals Fund	33

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset New York Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

34	Legg Mason Western Asset New York Municipals Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as New York municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Legg Mason Western Asset New York Municipals Fund	35

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as New York municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was below the median and Actual Management Fee was slightly above the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints in place, it is below the median. The Board also considered the fact that the Manager pays the subadvisory fee out of the management fee.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

36	Legg Mason Western Asset New York Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset New York Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset New York Municipals Fund	37

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (2002 to 2009); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

38	Legg Mason Western Asset New York Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset New York Municipals Fund	39

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include; University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. (“Legg Mason”) or its affiliates; President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGM”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Market Funds (11 funds) (2002 to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessors (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

40	Legg Mason Western Asset New York Municipals Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2003)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Frances M. Guggino Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1957
Position(s) with Trust	Treasurer and Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Treasurer and Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2005); formerly, Director at CAM (1992 to 2005); formerly, Treasurer and/or Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (1992 to 2005)

Matthew Plastina Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1970
Position(s) with Trust	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Controller of certain mutual funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Vice President of Legg Mason & Co. or its predecessors (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2007)

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Controller of certain mutual funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); formerly, Supervisor at UBS Global Asset Management (2003 to 2004)

Legg Mason Western Asset New York Municipals Fund	41

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10041

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member or an officer took office for a fund in the Legg Mason fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42	Legg Mason Western Asset New York Municipals Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 2010 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Legg Mason Western Asset

New York Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset New York Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

Legg Mason Western Asset New York Municipals Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds lnvestor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset New York Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03397 5/10 SR10-1086

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2009 and March 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $95,500 in 2009 and $73,900 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,700 in 2009 and $12,300 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: June 2, 2010

By:	/s/ FRANCES M. GUGGINO
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: June 2, 2010